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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) February 16, 2002.

                            Champion Industries, Inc.
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             (Exact name of registrant as specified in its charter)

     West Virginia                     0-21084                 55-0717455
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(State or other juris-          (Commission File No.)      (IRS Employer Identi-
diction of corporation)                                      fication No.)


2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                          25728
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (304) 528-2700
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                                 Not Applicable
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          (Former name or former address, if changes since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events

        Attached as Exhibit 99.1 is a press release issued February 19, 2002, captioned Champion Announces Jury Verdict In Civil Action Against the Company" in connection with National Forms & Systems Group, Inc. v. Timothy V. Ross; Todd Ross and Champion Industries, Inc.; and Timothy V. Ross v. National Forms & Systems Group, Inc. and Mickey McCardle; Circuit Court of the First Judicial District of Hinds County, Mississippi; Case No. 251-00-942-CIV.

Item 7.    Financial Statements and Exhibits

        (c) Exhibit 99.1 - Press Release dated February 19, 2002.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CHAMPION INDUSTRIES, INC.
                                        ----------------------------------------
                                                      (Registrant)



                                           /s/ Todd R. Fry
                                        ----------------------------------------
Date: February 19, 2002                 Todd R. Fry, Vice President
                                        and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                  Description
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    99.1                        Press Release dated February 19, 2002,
                                captioned Champion Announces Jury Verdict
                                In Civil Action Against the Company.


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